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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY
                               ------------------


        Each person whose signature appears below hereby authorizes Gaylord O. Coan and John Bekkers, or each of them, as attorney-in-fact to sign in his behalf, individually and in his capacity as a director of Gold Kist Inc., and to file with any federal or state authority the following: (a) a registration statement under the Securities Act of 1933 for the offering of securities of Gold Kist Inc. authorized in resolutions adopted by the Board of Directors of Gold Kist Inc. in its meeting held on July 25, 1997, and any amendment, including post-effective amendments, to such registration statement, and (b) Gold Kist's annual report on Form 10-K under the Securities Exchange Act of 1934 and any amendment to such report.


    Signature                        Title                        Date
    ---------                        -----                        ----

/s/ W. P. Smith, Jr.                 Director                    July 25, 1997
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W. P. Smith, Jr.

/s/ Phil Ogletree, Jr.               Director                    July 25, 1997
---------------------------
Phil Ogletree, Jr.

/s/ James E. Brady, Jr.              Director                    July 25, 1997
---------------------------
James E. Brady, Jr.

/s/ Fred K. Norris, Jr.              Director                    July 25, 1997
---------------------------
Fred K. Norris, Jr.

/s/ Dan Smalley                      Director                    July 25, 1997
---------------------------
Dan Smalley

/s/ A. Jack Nally                    Director                    July 25, 1997
---------------------------
A. Jack Nally

/s/ Ken Whitehead                    Director                    July 25, 1997
---------------------------
Ken Whitehead

/s/ H. Michael Davis                 Director                    July 25, 1997
---------------------------
H. Michael Davis

/s/ Herbert A. Daniels, Jr.          Director                    July 25, 1997
---------------------------
Herbert A. Daniel, Jr.